UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: BlackRock MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 01/31/08

Date of reporting period: 02/01/07 - 07/31/07

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniEnhanced                                                 BLACKROCK
Fund, Inc. (MEN)

SEMI-ANNUAL REPORT
JULY 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniEnhanced Fund, Inc.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


2       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

A Letter to Shareholders

Dear Shareholder

As the July reporting period closed, financial markets were rattled by ongoing problems in the credit markets, particularly those associated with the subprime mortgage industry. While this has been an issue for much of 2007, recent headlines and some high-profile credit collapses reignited concerns that credit problems could spill over into the broader economy and derail global financial markets. Although volatility has reared its head throughout the year, the fundamental market and economic backdrop has been little changed. U.S. economic activity has decelerated, led by a slowdown in the housing market, but economies outside the United States remain robust, which has been a boon for U.S. exports. Through July, the Federal Reserve Board had kept the target short-term interest rate on hold at 5.25%.

For the most part, equities continued to find support in robust merger-and-acquisition activity, a healthy global economy, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds generally prevailed over such headwinds as the weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average to post new record highs in mid-July before succumbing to the latest market correction.

Meanwhile, mixed economic signals and the credit market debacle have made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury bonds. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to nearly 4.75% by period-end. Prices correspondingly rose, reflecting the investor flight to quality. Against this backdrop, financial markets posted mixed results for the six-month period ended July 31, 2007, but continued to exhibit relative strength when measured over the past year:

Total Returns as of July 31, 2007                                                       6-month        12-month
===============================================================================================================
U.S. equities (S&P 500 Index)                                                            +2.10%         +16.13%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             -2.47          +12.12
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        +8.38          +23.91
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                 +1.86          + 5.58
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           +1.17          + 4.27
---------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)         -1.75          + 6.44
---------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

We expect market volatility to linger through the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       3

The Benefits and Risks of Leveraging

BlackRock MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of July 31, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 36.02% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


4       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

Fund Summary as of July 31, 2007 (Unaudited)

Fund Information

Symbol on New York Stock Exchange .............................         MEN
Initial Offering Date .........................................    March 2, 1989
Yield on Closing Market Price as of 7/31/07 ($10.24)* .........        5.04%
Current Monthly Distribution per share of Common Stock** ......        $.043
Current Annualized Distribution per share of Common Stock** ...        $.516
Leverage as of 7/31/07*** .....................................       36.02%
--------------------------------------------------------------------------------

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    The distribution is not constant and is subject to change.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                         7/31/07      1/31/07      Change      High         Low
--------------------------------------------------------------------------------
Market Price ........    $10.24       $10.77      (4.92%)     $11.10      $10.23
Net Asset Value .....    $11.31       $11.55      (2.08%)     $11.74      $11.13
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      7/31/07      1/31/07
--------------------------------------------------------------------------------
Transportation ...........................................    23%          24%
City/County/State ........................................    20           20
Sales Tax ................................................    10           10
Lease Revenue ............................................    10            9
Hospital .................................................     8            8
School ...................................................     8            9
Water/Sewer ..............................................     7            7
IDR/PCR ..................................................     4            5
Power ....................................................     4            5
Housing ..................................................     3            2
Tobacco ..................................................     3            1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               7/31/07      1/31/07
--------------------------------------------------------------------------------
AAA/Aaa ..................................................    89%          88%
AA/Aa ....................................................     5            5
A/A ......................................................     6            7
BBB/Baa ..................................................    --**         --**
--------------------------------------------------------------------------------
*     Using the highest of S&P's and Moody's ratings.
**    Amount is less than 1%.


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       5

Schedule of Investments as of July 31, 2007 (Unaudited)           (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Alabama -- 1.6%
              Jefferson County, Alabama, Limited Obligation School
                Warrants, Series A:
   $ 2,750        5.50% due 1/01/2022                                   $ 2,943
     2,200        4.75% due 1/01/2025                                     2,218
===============================================================================
California -- 27.9%
              Alameda Corridor Transportation Authority, California,
                Capital Appreciation Revenue Refunding Bonds,
                Subordinate Lien, Series A (a)(m):
    10,000        5.464% due 10/01/2024                                   8,240
     6,000        5.495% due 10/01/2025                                   4,940
       950    Anaheim, California, Public Financing Authority,
                Electric System Distribution Facilities Revenue Bonds,
                Series A, 5% due 10/01/2031 (d)                             982
     5,000    Anaheim, California, Public Financing Authority, Lease
                Revenue Bonds (Public Improvements Project),
                Senior Series A, 6% due 9/01/2024 (d)                     5,889
     1,600    Arcadia, California, Unified School District, Capital
                Appreciation, GO (Election of 2006), Series A, 4.96%
                due 8/01/2039 (d)(m)                                        312
     2,400    Cabrillo, California, Community College District, GO
                (Election of 2004), Series B, 5.20%
                due 8/01/2037 (f)(m)                                        516
              California State, GO, Refunding:
     2,350        5.25% due 9/01/2010 (g)                                 2,452
     4,940        5.125% due 6/01/2011 (g)                                5,186
        20        5.125% due 6/01/2027                                       21
        60        5.125% due 6/01/2031                                       62
     1,900    California State Public Works Board, Lease Revenue
                Bonds (Department of Corrections), Series C, 5%
                due 6/01/2025                                             1,949
     2,600    California State University, Systemwide Revenue Bonds,
                Series A, 5% due 11/01/2035 (b)                           2,680
     8,490    California State, Various Purpose, GO, 5.50%
                due 11/01/2033                                            9,076
     2,750    Chabot-Las Positas, California, Community College
                District, GO (Election of 2004), Series B, 4.812%
                due 8/01/2025 (a)(m)                                      1,140
       850    Chino Valley, California, Unified School District, GO
                (Election of 2002), Series C, 5.25% due 8/01/2030 (f)       902
     1,600    East Side Union High School District, California, Santa
                Clara County, GO (Election of 2002), Series D, 5%
                due 8/01/2026 (c)                                         1,667
       900    Fresno, California, Unified School District, GO (Election
                of 2001), Series E, 5% due 8/01/2030 (d)                    939
              Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Bonds,
                Series B (g):
     2,835        5.50% due 6/01/2013 (c)                                 3,067
     3,000        5.625% due 6/01/2013 (k)                                3,265
     5,300    Los Angeles, California, Department of Water and
                Power, Waterworks Revenue Bonds, Series C, 5%
                due 7/01/2029 (f)                                         5,488
              Metropolitan Water District of Southern California,
                Waterworks Revenue Bonds, Series B-1 (b):
     2,965        5% due 10/01/2029                                       3,074
     1,655        5% due 10/01/2036                                       1,705
     5,000    Norco, California, Redevelopment Agency, Tax
                Allocation Refunding Bonds (Norco Redevelopment
                Project -- Area Number 1), 5.125%
                due 3/01/2030 (f)                                         5,163
     7,455    Orange County, California, Sanitation District, COP, 5%
                due 2/01/2033 (b)                                         7,637
     1,750    Poway, California, Redevelopment Agency, Tax
                Allocation Refunding Bonds (Paguay Redevelopment
                Project), 5.125% due 6/15/2033 (a)                        1,803
     3,850    Sacramento, California, Unified School District, GO
                (Election of 2002), 5% due 7/01/2030 (f)                  4,003
     6,145    Stockton, California, Public Financing Authority, Lease
                Revenue Bonds (Parking & Capital Projects), 5.125%
                due 9/01/2030 (b)                                         6,364
     1,600    Tamalpais, California, Union High School District, GO
                (Election of 2001), 5% due 8/01/2028 (d)                  1,653
     2,325    Ventura County, California, Community College District,
                GO (Election of 2002), Series B, 5% due 8/01/2030 (f)     2,417
===============================================================================
Colorado -- 8.3%
     2,135    Boulder County, Colorado, Hospital Development
                Revenue Bonds (Longmont United Hospital Project),
                5.75% due 12/01/2010 (g)(i)                               2,259
        55    Colorado HFA, Revenue Bonds (S/F Program), AMT,
                Senior Series A-1, 7.40% due 11/01/2027                      56
       560    Colorado HFA, Revenue Refunding Bonds (S/F Program),
                AMT, Senior Series A-2, 7.50% due 4/01/2031                 576
              Colorado Health Facilities Authority Revenue Bonds:
     1,200        (Catholic Health Initiatives), Series A, 5.50%
                     due 3/01/2032 (h)                                    1,272
     1,200        (Covenant Retirement Communities Inc.), Series A,
                     5.50% due 12/01/2027 (i)                             1,245
       675        (Covenant Retirement Communities Inc.), Series A,
                     5.50% due 12/01/2033 (i)                               696
     3,875    Colorado Water Resources and Power Development
                Authority, Clean Water Revenue Bonds, Series A,
                6.25% due 9/01/2010 (g)                                   4,150
     2,000    Denver, Colorado, City and County Airport Revenue
                Refunding Bonds, AMT, Series A, 6%
                due 11/15/2018 (a)                                        2,104
     5,450    El Paso County, Colorado, School District Number 49,
                Falcon, GO, Series A, 6% due 12/01/2009 (d)(g)            5,968

Portfolio Abbreviations

To simplify the listings of BlackRock MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
S/F     Single-Family


6       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Colorado (concluded)
   $ 7,900    Northwest Parkway, Colorado, Public Highway Authority,
                Capital Appreciation Revenue Bonds, Senior
                Convertible, Series C, 5.345% due 6/15/2011 (d)(m)      $ 7,195
     1,900    Northwest Parkway, Colorado, Public Highway Authority
                Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)          2,026
===============================================================================
District of Columbia -- 0.5%
     1,600    District of Columbia, GO, Series A, 4.75%
                due 6/01/2036 (b)                                         1,606
===============================================================================
Florida -- 2.3%
     1,400    Highlands County, Florida, Health Facilities Authority,
                Hospital Revenue Bonds (Adventist Health System),
                Series C, 5.25% due 11/15/2036                            1,415
     2,000    Highlands County, Florida, Health Facilities Authority,
                Hospital Revenue Refunding Bonds (Adventist
                Health System), Series G, 5.125% due 11/15/2032           2,012
     4,200    Orange County, Florida, Sales Tax Revenue Refunding
                Bonds, Series B, 5.125% due 1/01/2032 (b)                 4,351
===============================================================================
Georgia -- 12.6%
    17,355    Atlanta, Georgia, Airport General Revenue Refunding
                Bonds, Series B, 5.25% due 1/01/2033 (d)                 18,236
              Atlanta, Georgia, Water and Wastewater
                Revenue Bonds:
     2,900        5% due 11/01/2034 (d)                                   2,996
     1,000        Series A, 5% due 11/01/2033 (f)                         1,028
     4,250        Series A, 5% due 11/01/2039 (f)                         4,348
     2,300    Augusta, Georgia, Water and Sewer Revenue Bonds,
                5.25% due 10/01/2039 (d)                                  2,416
     2,500    Fulton County, Georgia, Water and Sewer Revenue
                Bonds, 5.25% due 1/01/2035 (b)                            2,620
     7,725    Georgia Municipal Electric Authority, Power Revenue
                Refunding Bonds, Series EE, 7% due 1/01/2025 (a)         10,150
===============================================================================
Illinois -- 14.8%
              Chicago, Illinois, O'Hare International Airport Revenue
                Bonds, Third Lien, AMT, Series B-2:
     5,670        5.75% due 1/01/2023 (d)                                 6,133
     2,500        6% due 1/01/2029 (c)                                    2,752
     2,460    Cook County, Illinois, Capital Improvement, GO,
                Series C, 5.50% due 11/15/2012 (a)(g)                     2,654
              Illinois Sports Facilities Authority, State Tax Supported
                Revenue Bonds (a):
    20,120        5.341% due 6/15/2030 (m)                               18,686
     4,500        5% due 6/15/2032                                        4,610
     2,000    Metropolitan Pier and Exposition Authority, Illinois,
                Dedicated State Tax Revenue Refunding Bonds
                (McCormick Place Expansion Project), Series B,
                5.75% due 6/15/2023 (f)                                   2,156
    10,115    Regional Transportation Authority, Illinois, Revenue
                Bonds, Series A, 7.20% due 11/01/2020 (a)                12,248
===============================================================================
Indiana -- 1.4%
     4,250    Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A, 5.25% due 6/01/2014 (b)(g)       4,591
===============================================================================
Louisiana -- 8.2%
     4,500    Lafayette, Louisiana, Utilities Revenue Bonds, 5%
                due 11/01/2028 (f)                                        4,657
     3,600    Louisiana Local Government Environmental Facilities
                and Community Development Authority, Revenue
                Bonds (Capital Projects and Equipment Acquisition),
                Series A, 6.30% due 7/01/2030 (a)                         4,197
     2,035    Louisiana State Citizens Property Insurance
                Corporation, Assessment Revenue Bonds, Series B,
                5% due 6/01/2023 (a)                                      2,119
     4,950    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                Series A, 4.75% due 5/01/2039 (d)                         4,957
     3,735    Louisiana State Transportation Authority, Senior Lien
                Toll Revenue Capital Appreciation Bonds, Series B,
                5.31% due 12/01/2027 (a)(m)                               1,303
     4,650    New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                Authority, Special Tax, Sub-Series A, 5.25%
                due 7/15/2028 (a)                                         4,843
     3,650    Rapides Financing Authority, Louisiana, Revenue Bonds
                (Cleco Power LLC Project), AMT, 4.70%
                due 11/01/2036 (a)                                        3,509
     1,400    Terrebonne Parish, Louisiana, Hospital Service District
                Number 1, Hospital Revenue Bonds (Terrebonne
                General Medical Center Project), 5.50%
                 due 4/01/2033 (a)                                        1,494
===============================================================================
Massachusetts -- 7.4%
     2,600    Massachusetts Bay Transportation Authority, Sales Tax
                Revenue Refunding Bonds, Senior Series A-2,
                5.12% due 7/01/2035 (m)                                     641
     1,600    Massachusetts State, HFA, S/F Housing Revenue Bonds,
                AMT, Series 128, 4.80% due 12/01/2027 (d)                 1,566
     8,800    Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (d)                                         9,154
    11,300    Massachusetts State Special Obligation Dedicated Tax
                Revenue Bonds, 5.25% due 1/01/2014 (b)(g)                12,132
       950    Massachusetts State Water Resource Authority,
                General Revenue Refunding Bonds, Series B,
                5.125% due 8/01/2027 (f)                                    988
===============================================================================
Michigan -- 3.7%
     1,900    Detroit, Michigan, Sewage Disposal System, Second
                Lien Revenue Bonds, Series B, 5% due 7/01/2036 (b)        1,963
     1,700    Michigan Higher Education Student Loan Authority,
                Student Loan Revenue Refunding Bonds, AMT,
                Series XVII-G, 5.20% due 9/01/2020 (a)                    1,745
              Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison Company
                Pollution Control Project), AMT (c):
     1,300        Series A, 5.50% due 6/01/2030                           1,375
     2,500        Series C, 5.65% due 9/01/2029                           2,618
     4,300        Series C, 5.45% due 12/15/2032 (c)                      4,496
===============================================================================


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       7

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Minnesota -- 0.9%
   $ 3,093    Dakota County, Minnesota, Community Development
                Agency, S/F Mortgage Revenue Bonds (Mortgage-
                Backed Securities Program), Series B, 5.15%
                due 12/01/2038 (n)(o)                                  $  3,110
===============================================================================
Mississippi -- 0.8%
     2,400    Walnut Grove, Mississippi, Correctional Authority, COP,
                6% due 11/01/2009 (a)(g)                                  2,558
===============================================================================
Nebraska -- 0.5%
     1,700    Washington County, Nebraska, Wastewater Facilities
                Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                due 11/01/2027                                            1,825
===============================================================================
Nevada -- 3.9%
     3,100    Carson City, Nevada, Hospital Revenue Bonds (Carson-
                Tahoe Hospital Project), Series A, 5.50%
                due 9/01/2033 (i)                                         3,210
              Clark County, Nevada, Airport System Subordinate
                Lien Revenue Bonds, Series A-2 (b):
     1,500        5% due 7/01/2030                                        1,542
     3,200        5% due 7/01/2036                                        3,279
     5,060    Clark County, Nevada, IDR (Southwest Gas Corp.
                Project), AMT, Series A, 4.75% due 9/01/2036 (b)          4,945
===============================================================================
New Hampshire -- 2.3%
     7,390    New Hampshire Health and Education Facilities
                Authority Revenue Bonds (Dartmouth-Hitchcock
                Obligation Group), 5.50% due 8/01/2027 (d)                7,826
===============================================================================
New Jersey -- 7.6%
              New Jersey EDA, Cigarette Tax Revenue Bonds:
       700        5.50% due 6/15/2031                                       732
     1,165        5.75% due 6/15/2034                                     1,235
              New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A (f):
     2,600        5% due 7/01/2029                                        2,691
     9,325        5.25% due 7/01/2031                                     9,861
     5,200        5.25% due 7/01/2033                                     5,496
     4,960    New Jersey EDA, School Facilities Construction
                Revenue Bonds, Series O, 5.125% due 3/01/2028             5,160
===============================================================================
New York -- 1.4%
     2,250    Metropolitan Transportation Authority, New York,
                Transportation Revenue Bonds, Series A, 5%
                due 11/15/2032 (b)                                        2,322
     2,400    Tobacco Settlement Financing Corporation of New York
                Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)        2,523
===============================================================================
Ohio -- 0.7%
     2,550    Ohio State Air Quality, Development Authority Revenue
                Bonds (Dayton Power and Light Company Project),
                4.80% due 9/01/2036 (b)                                   2,512
===============================================================================
Pennsylvania -- 4.7%
     5,500    Pennsylvania State Public School Building Authority,
                School Lease Revenue Bonds (The School District of
                Philadelphia Project), 5% due 6/01/2013 (d)(g)            5,819
     6,500    Philadelphia, Pennsylvania, Authority for Industrial
                Development, Lease Revenue Bonds, Series B,
                5.50% due 10/01/2020 (d)                                  6,918
     2,650    Philadelphia, Pennsylvania, Gas Works Revenue
                Refunding Bonds, 1998 General Ordinance,
                7th Series, 5% due 10/01/2032 (a)                         2,746
===============================================================================
Rhode Island -- 2.5%
     4,345    Providence, Rhode Island, Public Building Authority,
                General Revenue Bonds, Series A, 6.25%
                due 12/15/2020 (d)                                        4,698
     3,355    Rhode Island State Economic Development Corporation,
                Airport Revenue Bonds, Series B, 6.50%
                due 7/01/2010 (b)(g)                                      3,633
===============================================================================
South Carolina -- 4.8%
     3,800    Berkeley County, South Carolina, School District,
                Installment Lease Revenue Bonds (Securing Assets
                for Education Project), 5.125% due 12/01/2030             3,935
     2,365    Kershaw County, South Carolina, Public Schools
                Foundation, Installment Power Revenue Refunding
                Bonds, 5% due 12/01/2029 (k)                              2,438
     9,200    Scago Educational Facilities Corporation for Pickens
                County School District, South Carolina, Revenue
                Bonds, 5% due 12/01/2031 (d)                              9,526
===============================================================================
South Dakota -- 1.9%
     6,180    South Dakota State Health and Educational Facilities
                Authority Revenue Refunding Bonds, Series A,
                7.625% due 1/01/2008 (f)(g)                               6,277
===============================================================================
Tennessee -- 1.1%
     6,500    Knox County, Tennessee, Health, Educational and
                Housing Facilities Board, Hospital Facilities Revenue
                Refunding Bonds (Covenant Health), Series A,
                5.039% due 1/01/2038 (m)                                  1,282
     2,280    Tennessee HDA, Revenue Refunding Bonds
                (Homeownership Program), AMT, Series 1, 5.95%
                 due 7/01/2012 (f)                                        2,313
===============================================================================
Texas -- 7.2%
     1,615    Bexar, Texas, Metropolitan Water District, Waterworks
                System Revenue Refunding Bonds, 6.35%
                due 5/01/2025 (f)                                         1,618
              Leander, Texas, Independent School District, Capital
                Appreciation, GO, Refunding (School Building) (m):
     9,345        5.49% due 8/15/2029 (b)                                 2,946
    10,000        5.58% due 8/15/2035                                     2,218
     4,475    Lewisville, Texas, Independent School District, Capital
                Appreciation and School Building, GO, Refunding,
                4.67% due 8/15/2024 (b)(m)                                1,934
     5,820    North Harris County, Texas, Regional Water Authority,
                Senior Lien Revenue Bonds, 5.125%
                due 12/15/2035 (f)                                        6,006
       900    North Texas Thruway Authority, Dallas North Thruway
                System Revenue Bonds, Series A, 5%
                due 1/01/2035 (d)                                           925
     1,599    Texas State Affordable Housing Corporation, S/F
                Mortgage Revenue Bonds (Professional Educators
                Home Loan Program), AMT, Series A-1, 5.50%
                due 12/01/2039 (n)(o)                                     1,678
     6,250    Texas State Turnpike Authority, Central Texas Turnpike
                System Revenue Bonds, First Tier, Series A, 5.50%
                due 8/15/2039 (a)                                         6,613
===============================================================================
Vermont -- 0.9%
     3,100    Vermont HFA, S/F Housing Revenue Bonds, AMT,
                Series 27, 4.85% due 11/01/2032 (d)                       3,011
===============================================================================
Virginia -- 5.4%
    10,000    Fairfax County, Virginia, EDA, Resource Recovery Revenue
                Refunding Bonds, AMT, Series A, 6.10%
                due 2/01/2010 (a)                                        10,510


8       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Virginia (concluded)
   $ 2,300    Halifax County, Virginia, IDA, Exempt Facility Revenue
                Refunding Bonds (Old Dominion Electric Cooperative
                Project), AMT, 5.625% due 6/01/2028 (a)                $  2,465
     5,000    Stafford County, Virginia, EDA,
                Hospital Facilities Revenue Bonds
                (MediCorp Health System), 5.25% due 6/15/2037             5,081
===============================================================================
Washington -- 0.6%
     2,000    Snohomish County, Washington, Public Utility District
                Number 001, Electric Revenue Refunding Bonds,
                5.375% due 12/01/2009 (d)(g)                              2,089
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $434,613) -- 135.9%                              451,571
===============================================================================

===============================================================================
              Municipal Bonds Held in Trust (j)
===============================================================================
California -- 1.4%
     4,400    California State, GO, Refunding, 5.25% due 2/1/2033 (i)     4,623
===============================================================================
District of Columbia -- 3.1%
    10,000    District of Columbia, Ballpark Revenue Bonds,
                Series B-1, 5% due 2/01/2031 (b)                         10,357
===============================================================================
Florida -- 2.7%
     8,900    Miami-Dade County, Florida, Aviation Revenue Refunding
                Bonds (Miami International Airport), AMT,
                Series A, 5% due 10/01/2040 (c)                           9,024
===============================================================================
Illinois -- 6.1%
    10,250    Chicago, Illinois, Board of Education,
                 GO (Chicago School Reform Project),
                 5.75% due 12/01/2027 (a)                                10,519
     9,100    Chicago, Illinois, O'Hare International Airport,
                General Airport Revenue Refunding Bonds,
                Third Lien, AMT, Series A, 5.75% due 1/01/2021 (f)        9,595
===============================================================================
Massachusetts -- 4.8%
     5,600    Massachusetts State, HFA, Housing Revenue Bonds
                (Rental Mortgage), AMT, Series F, 5.25%
                due 1/01/2046 (d)                                         5,668
              Massachusetts State Port Authority, Special Facilities
                Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                Series A (a):
     3,100        5.50% due 1/01/2016                                     3,239
     4,000        5.50% due 1/01/2018                                     4,180
     2,870        5.50% due 1/01/2019                                     2,999
===============================================================================
New Jersey -- 6.5%
              New Jersey EDA, Cigarette Tax Revenue Bonds (e):
    15,250        5.50% due 6/15/2024                                    16,149
     5,000        5.50% due 6/15/2031                                     5,384
===============================================================================
South Carolina -- 2.2%
              Charleston Educational Excellence Financing
                Corporation, South Carolina, Revenue Bonds
                (Charleston County School District) (e):
     3,120        5.25% due 12/01/2028                                    3,299
     2,765        5.25% due 12/01/2029                                    2,919
     1,010        5.25% due 12/01/2030                                    1,066
===============================================================================
Texas -- 9.2%
              Dallas-Fort Worth, Texas, International Airport Revenue
              Bonds, AMT, Series A:
     4,000        6% due 11/01/2028 (b)                                   4,148
    14,500        5.50% due 11/01/2033 (f)                               15,306
    10,400    Travis County, Texas, Health Facilities Development
                Corporation, Revenue Refunding Bonds (Ascension
                Health Credit), Series A, 5.875%
                due 11/15/2009 (a)(g)                                    10,968
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $118,425) -- 36.0%                               119,443
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
     2,208    Merrill Lynch Institutional Tax-Exempt
                Fund, 3.47% (l)(p)                                        2,208
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $2,208) -- 0.7%                                    2,208
===============================================================================
Total Investments (Cost -- $555,246*) -- 172.6%                         573,222

Other Assets Less Liabilities -- 1.1%                                     3,589

Liability for Trust Certificates, Including
Interest Expense Payable -- (17.3%)                                     (57,496)

Preferred Stock, at Redemption Value -- (56.4%)                        (187,135)
                                                                      ---------
Net Assets Applicable to Common Stock -- 100.0%                       $ 332,180
                                                                      =========

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................................  $ 497,996
                                                                      =========
      Gross unrealized appreciation ................................  $  19,918
      Gross unrealized depreciation ................................     (1,825)
                                                                      ---------
      Net unrealized appreciation ..................................  $  18,093
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   Assured Guaranty Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                              (3,110)              $59
      --------------------------------------------------------------------------


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       9

Schedule of Investments (concluded)                               (in Thousands)

(m) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.
(n)   FNMA/GNMA Collateralized.
(o)   FHLMC Collateralized.
(p)   Represents the current yield as of July 31, 2007.
o Forward interest rate swaps outstanding as of July 31, 2007 were as follows:

      -------------------------------------------------------------------------
                                                      Notional      Unrealized
                                                       Amount      Depreciation
      -------------------------------------------------------------------------
      Pay a fixed rate of 4.124% and receive
        a floating rate based on 1-week Bond
        Market Association rate

        Broker, JPMorgan Chase
        Expires September 2017                         $16,500          $  (276)

      Pay a fixed rate of 3.9415% and receive
        a floating rate based on 1-week (SIFMA)
        Municipal Swap Index rate

        Broker, JPMorgan Chase
        Expires October 2017                           $15,000              (32)
      -------------------------------------------------------------------------
      Total                                                             $  (308)
                                                                        =======

      See Notes to Financial Statements.


10       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

Statement of Net Assets

As of July 31, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $553,037,418) .                      $ 571,013,389
            Investments in affiliated securities, at value (identified cost -- $2,208,142) .....                          2,208,142
            Cash ...............................................................................                            144,005
            Receivables:
                Interest .......................................................................    $   5,914,738
                Securities sold ................................................................            3,540         5,918,278
                                                                                                    -------------
            Prepaid expenses ...................................................................                              9,777
                                                                                                                      -------------
            Total assets .......................................................................                        579,293,591
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates .................................................................                         57,132,500
            Unrealized depreciation on forward interest rate swaps .............................                            307,865
            Payables:
                Dividends to Common Stock shareholders .........................................        1,262,905
                Securities purchased ...........................................................          614,464
                Interest expense ...............................................................          363,531
                Investment adviser .............................................................          219,141
                Other affiliates ...............................................................            3,375         2,463,416
                                                                                                    -------------
            Accrued expenses ...................................................................                             74,989
                                                                                                                      -------------
            Total liabilities ..................................................................                         59,978,770
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.025 (2,000 Series A Shares,
              2,000 Series B Shares, 2,000 Series C Shares) and $.10 per share
              (1,480 Series D Shares) of AMPS* authorized, issued and outstanding at $25,000
              per share liquidation preference .................................................                        187,134,946
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ..............................................                      $ 332,179,875
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share (29,369,874 shares issued and outstanding) ..                      $   2,936,987
            Paid-in capital in excess of par ...................................................                        322,587,682
            Undistributed investment income -- net .............................................    $   2,009,820
            Accumulated realized capital losses -- net .........................................      (13,022,720)
            Unrealized appreciation -- net .....................................................       17,668,106
                                                                                                    -------------
            Total accumulated earnings -- net ..................................................                          6,655,206
                                                                                                                      -------------
            Total -- Equivalent to $11.31 net asset value per share of Common Stock
              (market price -- $10.24) .........................................................                      $ 332,179,875
                                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       11

Statement of Operations

For the Six Months Ended July 31, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ...........................................................................                      $  14,493,018
            Dividends from affiliates ..........................................................                             58,811
                                                                                                                      -------------
            Total income .......................................................................                         14,551,829
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................    $   1,299,249
            Interest expense and fees ..........................................................        1,075,045
            Commission fees ....................................................................          233,057
            Accounting services ................................................................           76,213
            Transfer agent fees ................................................................           46,713
            Professional fees ..................................................................           39,549
            Printing and shareholder reports ...................................................           27,801
            Custodian fees .....................................................................           14,613
            Directors' fees and expenses .......................................................           12,494
            Pricing fees .......................................................................           10,069
            Listing fees .......................................................................            5,044
            Other ..............................................................................           34,077
                                                                                                    -------------
            Total expenses before reimbursement ................................................        2,873,924
            Reimbursement of expenses ..........................................................           (3,277)
                                                                                                    -------------
            Total expenses after reimbursement .................................................                          2,870,647
                                                                                                                      -------------
            Investment income -- net ...........................................................                         11,681,182
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net .............................................................        1,275,067
                Forward interest rate swaps -- net .............................................          763,946         2,039,013
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net .............................................................       (9,122,309)
                Forward interest rate swaps -- net .............................................         (740,830)       (9,863,139)
                                                                                                    -------------------------------
            Total realized and unrealized loss -- net ..........................................                         (7,824,126)
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................                         (3,336,932)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $     520,124
                                                                                                                      =============

      See Notes to Financial Statements.


12       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

Statements of Changes in Net Assets

                                                                                                      For the Six
                                                                                                     Months Ended         For the
                                                                                                       July 31,         Year Ended
                                                                                                         2007           January 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $  11,681,182     $  22,189,876
            Realized gain -- net ...............................................................        2,039,013           703,200
            Change in unrealized appreciation/depreciation -- net ..............................       (9,863,139)        1,029,516
            Dividends to Preferred Stock shareholders ..........................................       (3,336,932)       (6,335,868)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................          520,124        17,586,724
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................       (7,577,427)      (16,799,568)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders ...       (7,577,427)      (16,799,568)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Stock .................       (7,057,303)          787,156
            Beginning of period ................................................................      339,237,178       338,450,022
                                                                                                    -------------------------------
            End of period* .....................................................................    $ 332,179,875     $ 339,237,178
                                                                                                    ===============================
                * Undistributed investment income -- net .......................................    $   2,009,820     $   1,242,997
                                                                                                    ===============================

      See Notes to Financial Statements.


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       13

Financial Highlights

                                                           For the Six
                                                           Months Ended
The following per share data and ratios                      July 31,                     For the Year Ended January 31,
have been derived from information                             2007        --------------------------------------------------------
provided in the financial statements.                       (Unaudited)       2007        2006        2005        2004        2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ........    $  11.55      $  11.52    $  11.85    $  11.83    $  11.65    $  11.43
                                                             ----------------------------------------------------------------------
            Investment income -- net*** .................         .40           .76         .77         .79         .81         .83
            Realized and unrealized gain (loss) -- net ..        (.27)          .06        (.22)        .05         .15         .17
            Less dividends to Preferred Stock
              shareholders from investment income -- net         (.11)         (.22)       (.16)       (.07)       (.06)       (.08)
                                                             ----------------------------------------------------------------------
            Total from investment operations ............         .02           .60         .39         .77         .90         .92
                                                             ----------------------------------------------------------------------
            Less dividends to Common Stock shareholders
              from investment income -- net .............        (.26)         (.57)       (.72)       (.73)       (.72)       (.70)
            Offering and underwriting costs resulting
              from the issuance of Preferred Stock ......          --            --          --        (.02)         --          --
                                                             ----------------------------------------------------------------------
            Net asset value, end of period ..............    $  11.31      $  11.55    $  11.52    $  11.85    $  11.83    $  11.65
                                                             ======================================================================
            Market price per share, end of period .......    $  10.24      $  10.77    $  11.03    $  10.93    $  11.22    $  10.62
                                                             ======================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........         .30%++       5.66%       3.63%       7.20%       8.46%       8.62%
                                                             ======================================================================
            Based on market price per share .............       (2.62%)++      2.90%       7.58%       4.25%      12.84%       2.43%
                                                             ======================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of reimbursement and
              excluding interest expense and fees** .....        1.07%+        1.08%       1.07%       1.01%        .97%       1.00%
                                                             ======================================================================
            Total expenses, net of reimbursement** ......        1.72%+        1.69%       1.51%       1.32%       1.26%       1.29%
                                                             ======================================================================
            Total expenses** ............................        1.72%+        1.69%       1.51%       1.32%       1.27%       1.29%
                                                             ======================================================================
            Total investment income -- net** ............        6.99%+        6.57%       6.63%       6.80%       6.95%       7.17%
                                                             ======================================================================
            Amount of dividends to Preferred Stock
              shareholders ..............................        2.00%+        1.88%       1.34%        .59%        .48%        .70%
                                                             ======================================================================
            Investment income -- net, to Common Stock
              shareholders ..............................        4.99%+        4.69%       5.29%       6.21%       6.47%       6.47%
                                                             ======================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...        3.60%+        3.39%       2.46%       1.22%       1.09%       1.57%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock,
              end of period (in thousands) ..............    $332,180      $339,237    $338,450    $348,027    $347,389    $342,014
                                                             ======================================================================
            Preferred Stock outstanding, end of period
              (in thousands) ............................    $187,000      $187,000    $187,000    $187,000    $150,000    $150,000
                                                             ======================================================================
            Portfolio turnover ..........................           8%           31%         22%         33%         41%         24%
                                                             ======================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...................    $  2,776      $  2,814    $  2,810    $  2,861    $  3,316    $  3,280
                                                             ======================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
            Series A -- Investment income -- net ........    $    435      $    841    $    603    $    309    $    233    $    350
                                                             ======================================================================
            Series B -- Investment income -- net ........    $    448      $    854    $    629    $    289    $    354    $    510
                                                             ======================================================================
            Series C -- Investment income -- net ........    $    452      $    845    $    610    $    295    $    227    $    327
                                                             ======================================================================
            Series D -- Investment income -- net ........    $    451      $    848    $    614    $    156          --          --
                                                             ======================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


14       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market reflecting the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       15

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At July 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $119,443,408, the related liability for trust certificates was $57,132,500 and the range of interest rates on the liability for trust certificates was 5% to 6%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.


16       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Group, Inc. are principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the average daily value of the Fund's net assets, including assets acquired from the issuance of Preferred Stock. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a fee that is a percentage of the management fee paid to the Manager. The Manager agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended July 31, 2007, the Manager reimbursed the Fund $3,277.

For the six months ended July 31, 2007, the Manager reimbursed the Fund $5,029 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2007 were $46,036,894 and $46,182,622, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       17

Notes to Financial Statements (concluded)

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2007 were as follows: Series A, 3.55%; Series B, 3.55%; Series C, 3.62%; and Series D, 3.58%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $93,044 in commissions.

5. Capital Loss Carryforward:

On January 31, 2007, the Fund had a net capital loss carryforward of $12,865,504, of which $1,939,484 expires in 2008, $8,632,426 expires in 2009,
$1,940,146 expires in 2011 and $353,448 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.043000 on September 4, 2007 to shareholders of record on August 15, 2007.

Officers and Directors

Robert C. Doll, Jr., Fund President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286


18       BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


           BLACKROCK MUNIENHANCED FUND, INC.              JULY 31, 2007       19

BlackRock MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniEnhanced Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10874-7/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniEnhanced Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniEnhanced Fund, Inc.

Date: September 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniEnhanced Fund, Inc.

Date: September 20, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniEnhanced Fund, Inc.

Date: September 20, 2007